UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07561

Name of Fund:  BlackRock Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Global Value
Fund, Inc.


ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Global Value Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!
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BlackRock Global Value Fund, Inc.


Portfoilo Information as of December 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Vodafone Group Plc                                 1.8%
General Electric Co.                               1.5
American International Group, Inc.                 1.3
Union Pacific Corp.                                1.3
Exxon Mobil Corp.                                  1.2
Reliance Industries Ltd.                           1.2
Microsoft Corp.                                    1.1
Singapore Telecommunications Ltd.                  1.0
Cisco Systems                                      1.0
Petro-Canada                                       0.9



                                               Percent of
                                                 Total
Geographic Allocations                        Investments

North America                                     43.0%
Pacific Basin/Asia                                26.2
Europe                                            25.7
Latin America                                      1.6
Africa                                             0.8
Middle East                                        0.6
Other*                                             2.1

 * Includes portfolio holdings in short-term investments and options.



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                       11.0%
Insurance                                         10.4
Commercial Banks                                   7.5
Wireless Telecommunication Services                5.2
Diversified Telecommunications Services            4.8

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Proxy Results


During the six-month period ended December 31, 2006, BlackRock Global Value Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:


                                                               Shares Voted     Shares Voted       Shares Voted
                                                                   For            Against            Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                        22,693,368        749,345            631,369

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                        22,602,531        781,373            690,178



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder


As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund's new management team continued to search for the greatest opportunities that the world's equity markets have to offer, seeking companies with attractive valuations and superior long-term earnings prospects.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Global Value Fund, Inc.'s (formerly Merrill Lynch Global Value Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +12.68%, +12.44%, +11.58%, +11.58% and +12.17%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's results lagged the +20.07% return of the benchmark Morgan Stanley Capital International (MSCI) World Index and the +22.92% average return of the Lipper Global Multi-Cap Value Funds category for the same period. (As defined by Lipper, funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside the U.S. with market capitalizations - on a three-year weighted basis - greater than the 500th-largest company in the Standard & Poor's (S&P)/Citigroup World Broad Market Index. Multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup Broad Market Index.)

While U.S. stocks, as measured by the S&P 500 Index, returned +15.79% for the period, the MSCI Europe Index and the MSCI Pacific Index gained 33.72% and 12.20%, respectively, in U.S. dollar terms. The Federal Reserve Board's decision to pause its monetary tightening campaign, along with double-digit corporate earnings growth that largely surprised investors, helped push U.S. stocks higher during the period. European equities rose even more dramatically, propelled by stronger-than-expected company fundamentals, improved business and consumer sentiment (particularly in Germany and France), as well as a record pace of merger-and-acquisition activity. This helped ratchet up various country indexes, such as Spain's IBEX 35, which surged 51.72% for the year. Notably, the euro strengthened 11.40% versus the U.S. dollar during the 12-month period, further improving the returns for European assets.

In the Pacific region, strong earnings growth and benign regional central bank policy proved a favorable combination for equities. India's Sensex Index remained one of the world's leading equity markets, advancing 49.30% for the 12-month period. Other strong performers were Indonesia (+73.68%), Singapore (+47.95%) and Australia (+35.18%). The Japanese equity market failed to keep pace with the world's biggest developed markets in 2006, despite improving fundamentals and robust corporate earnings. After a strong 2005, Japan's Nikkei 225 returned only +6.91%, primarily due to concerns that weak consumption spending could halt the nation's economic recovery. Gross domestic product in Japan has grown at an annualized rate of 1% since the spring, with the only areas of strength being exports and business investment (which is itself highly correlated with exports). With respect to currencies, nearly all major Pacific Basin currencies appreciated against the U.S. dollar during the period, with the exception of the Japanese yen (-1.1%).


What factors most influenced Fund performance during the period?

The Fund's relative results were hindered by poor stock selection in the United States, particularly an overweight exposure to the U.S. housing market, which included positions in the consumer discretionary and financials sectors. The Fund's underweight exposure to European equities, particularly in Spain, further detracted from performance as these markets appreciated significantly during the year. Conversely, the Fund benefited from its overweight position in Asia, particularly in India and China, as these were amongthe leading equity markets during the annual period.


What changes were made to the portfolio during the period?

Effective August 7, 2006, a new management team assumed responsibility for the day-to-day management of the Fund's portfolio. Accordingly, the Fund was repositioned to reflect the new team's market outlook and investment strategies.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Upon assuming management of the Fund, we trimmed the Fund's U.S. equity exposure from 40% of net assets to 37%, and increased exposure to European, Brazilian and Asian equities by 7%, 2% and 5%, respectively. We see stronger growth outside the United States, notably in Asia. At the same time, we believe corporate earnings growth rates in the United States will slow and the sustainability of consumer spending will abate. Overall, our strategy has included reducing the cyclicality of the portfolio and taking profits in stocks that appreciated significantly during the year, notably in the strong performing materials and energy sectors.


How would you characterize the Fund's position at the close of the period?

At December 31, 2006, the Fund was underweight versus the MSCI World Index in U.S. equities, neutral in Europe and overweight in Asia. From a sector perspective, the Fund ended the period overweight in the telecommunications, industrials and energy sectors; relatively neutral in materials and utilities; and underweight in consumer discretionary, consumer staples, health care, financials and technology.

With respect to currency exposure, the Fund closed the fiscal year with underweight positions in the U.S. dollar and the euro, overweight positions in the Japanese yen and the British pound, and slight overweight positions in the Brazilian real and several Asian currencies.

The Fund is currently diversified across 38 countries worldwide and has the flexibility to invest across all industry sectors and market capitalizations. The Fund employs a total return approach as opposed to one that is benchmark driven. As we start a new year, we continue to seek the greatest opportunities that the world's equity markets have to offer, targeting companies that we believe have attractive valuations and superior long-term earnings prospects.


Dennis W. Stattman
Vice President and Senior Portfolio Manager


Dan Chamby
Vice President and Associate Portfolio Manager


Aldo Roldan
Associate Portfolio Manager


January 23, 2007


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month           12-Month           10-Year
As of December 31, 2006                               Total Return      Total Return       Total Return
Institutional Shares*                                    + 7.49%           +12.68%           +175.56%
Investor A Shares*                                       + 7.35            +12.44            +168.81
Investor B Shares*                                       + 6.99            +11.58            +152.67
Investor C Shares*                                       + 6.98            +11.58            +148.69
Class R Shares*                                          + 7.24            +12.17            +166.20
MSCI World Index**                                       +13.21            +20.07            +108.84

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,401.00
December 1998                                  $15,762.00
December 1999                                  $17,408.00
December 2000                                  $17,528.00
December 2001                                  $15,120.00
December 2002                                  $11,360.00
December 2003                                  $15,944.00
December 2004                                  $18,189.00
December 2005                                  $24,455.00
December 2006                                  $27,556.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,475.00
December 1997                                  $11,721.00
December 1998                                  $14,854.00
December 1999                                  $16,374.00
December 2000                                  $16,438.00
December 2001                                  $14,150.00
December 2002                                  $10,597.00
December 2003                                  $14,850.00
December 2004                                  $16,898.00
December 2005                                  $22,652.00
December 2006                                  $25,470.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,280.00
December 1998                                  $15,442.00
December 1999                                  $16,877.00
December 2000                                  $16,828.00
December 2001                                  $14,370.00
December 2002                                  $10,675.00
December 2003                                  $14,842.00
December 2004                                  $16,763.00
December 2005                                  $22,471.00
December 2006                                  $25,267.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,280.00
December 1998                                  $15,440.00
December 1999                                  $16,875.00
December 2000                                  $16,819.00
December 2001                                  $14,375.00
December 2002                                  $10,676.00
December 2003                                  $14,835.00
December 2004                                  $16,746.00
December 2005                                  $22,289.00
December 2006                                  $24,869.00


Class R Share*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $12,340.00
December 1998                                  $15,606.00
December 1999                                  $17,149.00
December 2000                                  $17,182.00
December 2001                                  $14,747.00
December 2002                                  $11,024.00
December 2003                                  $15,569.00
December 2004                                  $17,744.00
December 2005                                  $23,733.00
December 2006                                  $26,620.00


Morgan Stanley Capital International World Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $11,576.00
December 1998                                  $14,394.00
December 1999                                  $17,983.00
December 2000                                  $15,613.00
December 2001                                  $12,986.00
December 2002                                  $10,404.00
December 2003                                  $13,848.00
December 2004                                  $15,887.00
December 2005                                  $17,394.00
December 2006                                  $20,884.00


   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in equity securities of issuers located in various foreign countries and the United States.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

     Past performance is not indicative of future results.



Average Annual Total Return

                                                            Return
Institutional Shares

One Year Ended 12/31/06                                     +12.68%
Five Years Ended 12/31/06                                   +12.75
Ten Years Ended 12/31/06                                    +10.67



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                   +12.44%           + 6.54%
Five Years Ended 12/31/06                 +12.48            +11.27
Ten Years Ended 12/31/06                  +10.39            + 9.80



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                   +11.58%           + 7.37%
Five Years Ended 12/31/06                 +11.60            +11.34
Ten Years Ended 12/31/06                  + 9.71            + 9.71



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                   +11.58%           +10.65%
Five Years Ended 12/31/06                 +11.59            +11.59
Ten Years Ended 12/31/06                  + 9.54            + 9.54



                                                            Return
Class R Shares

One Year Ended 12/31/06                                     +12.17%
Five Years Ended 12/31/06                                   +12.54
Ten Years Ended 12/31/06                                    +10.29

      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     July 1, 2006 to
                                                               July 1,          December 31,       December 31,
                                                                 2006               2006               2006
Actual

Institutional                                                   $1,000           $1,074.90            $ 5.48
Investor A                                                      $1,000           $1,073.50            $ 6.77
Investor B                                                      $1,000           $1,069.90            $10.99
Investor C                                                      $1,000           $1,069.80            $10.79
Class R                                                         $1,000           $1,072.40            $ 7.91

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,019.61            $ 5.34
Investor A                                                      $1,000           $1,018.37            $ 6.59
Investor B                                                      $1,000           $1,014.28            $10.70
Investor C                                                      $1,000           $1,014.48            $10.50
Class R                                                         $1,000           $1,017.27            $ 7.69

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.06% for Institutional, 1.31% for Investor A, 2.13% for Investor B, 2.09% for Investor C
   and 1.53% for Class R), multiplied by the average account value over the period, multiplied by
   182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006               (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Africa

South Africa--0.8%

       Diversified Telecommunication
       Services--0.3%

       Telkom SA Ltd.                                 110,000    $    2,219,214

       Oil, Gas & Consumable
       Fuels--0.0%

       Sasol Ltd.                                       9,600           354,241

       Wireless Telecommunication
       Services--0.5%

       MTN Group Ltd.                                 300,000         3,648,808

       Total Common Stocks in Africa--0.8%                            6,222,263


Europe

Austria--0.1%

       Diversified Telecommunication
       Services--0.1%

       Telekom Austria AG                              29,700           795,868

       Total Common Stocks in Austria                                   795,868


Belgium--0.2%

       Leisure Equipment
       & Products--0.2%

       AGFA-Gevaert NV                                 50,264         1,284,550

       Total Common Stocks in Belgium                                 1,284,550


Denmark--0.3%

       Commercial Banks--0.3%

       Danske Bank A/S                                 57,557         2,557,500

       Total Common Stocks in Denmark                                 2,557,500


Finland--0.4%

       Electric Utilities--0.4%

       Fortum Oyj                                     108,902         3,099,369

       Total Common Stocks in Finland                                 3,099,369


France--4.5%

       Aerospace & Defense--0.2%

       European Aeronautic Defense and
       Space Co.                                       52,700         1,815,682

       Automobiles--0.8%

       Peugeot SA                                      36,450         2,415,405
       Renault SA                                      31,293         3,759,043
                                                                 --------------
                                                                      6,174,448

       Commercial Banks--1.1%

       BNP Paribas                                     41,858         4,566,779
       Credit Agricole SA                              94,319         3,966,739
                                                                 --------------
                                                                      8,533,518

       Construction & Engineering--0.4%

       Vinci SA                                        24,124         3,082,573

       Diversified Telecommunication
       Services--0.3%

       France Telecom SA                               78,000         2,157,085

       Electric Utilities--0.4%

       Electricite de France                           40,289         2,935,718



                                                       Shares
       Industry           Common Stocks                  Held          Value

Europe (continued)

France (concluded)

       Insurance--0.3%

       Assurances Generales de France (AGF)            14,283    $    2,226,681

       Machinery--0.3%

       Vallourec                                        8,623         2,507,619

       Oil, Gas & Consumable Fuels--0.7%

       Total SA                                        75,516         5,447,758

       Total Common Stocks in France                                 34,881,082


Germany--3.6%

       Air Freight & Logistics--0.4%

       Deutsche Post AG                                97,556         2,941,296

       Automobiles--0.3%

       Bayerische Motoren Werke AG                     42,621         2,447,944

       Chemicals--0.8%

       BASF AG                                         37,645         3,669,835
       Bayer AG                                        51,271         2,751,870
                                                                 --------------
                                                                      6,421,705

       Construction & Engineering--0.3%

       Hochtief AG                                     34,516         2,515,059

       Electric Utilities--0.6%

       E.ON AG                                         31,039         4,213,241

       Insurance--0.8%

       Allianz AG Registered Shares                    20,542         4,196,528
       Muenchener Rueckversicherungs AG
       Registered Shares                               13,163         2,266,145
                                                                 --------------
                                                                      6,462,673

       Multi-Utilities--0.4%

       RWE AG                                          27,438         3,024,319

       Total Common Stocks in Germany                                28,026,237


Hungary--0.3%

       Oil, Gas & Consumable Fuels--0.3%

       Mol Magyar Olaj-es Gazipari Rt.                 17,850         2,024,497

       Total Common Stocks in Hungary                                 2,024,497


Ireland--0.5%

       Commercial Banks--0.5%

       Allied Irish Banks Plc                         124,107         3,686,103

       Total Common Stocks in Ireland                                 3,686,103


Italy--2.7%

       Commercial Banks--1.3%

       Banca Intesa SpA                               488,433         3,771,808
       Capitalia SpA                                  239,215         2,264,103
       UniCredito Italiano SpA                        437,309         3,833,056
                                                                 --------------
                                                                      9,868,967

       Diversified Telecommunication
       Services--0.6%

       Telecom Italia SpA                             654,555         1,978,656
       Telecom Italia SpA (RNC)                     1,107,467         2,809,784
                                                                 --------------
                                                                      4,788,440

       Oil, Gas & Consumable Fuels--0.8%

       ENI SpA                                        178,967         6,019,509

       Total Common Stocks in Italy                                  20,676,916



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Europe (continued)

Netherlands--0.8%

       Diversified Financial Services--0.5%

       ING Groep NV CVA                                87,021    $    3,858,538

       Metals & Mining--0.3%

       Mittal Steel Co. NV                             54,353         2,293,796

       Total Common Stocks in the Netherlands                         6,152,334


Norway--0.5%

       Diversified Telecommunication
       Services--0.2%

       Telenor ASA                                     65,700         1,235,458

       Oil, Gas & Consumable Fuels--0.3%
       Statoil ASA                                    103,627         2,746,401

       Total Common Stocks in Norway                                  3,981,859


Spain--0.5%

       Commercial Banks--0.4%

       Banco Bilbao Vizcaya Argentaria SA             134,726         3,243,881

       Transportation Infrastructure--0.1%

       Cintra Concesiones de Infraestructuras
         de Transporte SA                              30,000           502,937

       Total Common Stocks in Spain                                   3,746,818


Sweden--0.8%

       Diversified Financial Services--0.5%

       Investor AB                                    161,859         3,972,029

       Diversified Telecommunication
       Services--0.3%

       TeliaSonera AB                                 269,525         2,214,562

       Total Common Stocks in Sweden                                  6,186,591


Switzerland--2.5%

       Capital Markets--1.3%

       Credit Suisse Group                             89,448         6,258,057
       UBS AG                                          59,379         3,608,547
                                                                 --------------
                                                                      9,866,604

       Food Products--0.8%

       Nestle SA Registered Shares                     18,300         6,502,995

       Insurance--0.4%

       Swiss Reinsurance Registered Shares             38,826         3,301,086

       Total Common Stocks in Switzerland                            19,670,685


Turkey--0.2%

       Wireless Telecommunication
       Services--0.2%

       Turkcell Iletisim Hizmet AS                     58,610           296,050
       Turkcell Iletisim Hizmet AS (b)                115,000         1,538,700

       Total Common Stocks in Turkey                                  1,834,750


United Kingdom--6.7%

       Aerospace & Defense--0.4%

       BAE Systems Plc                                398,827         3,324,665

       Beverages--0.2%

       Diageo Plc (b)                                  25,000         1,982,750

       Commercial Banks--1.7%

       Barclays Plc                                   424,716         6,070,579
       HBOS Plc                                       308,430         6,836,151
                                                                 --------------
                                                                     12,906,730



                                                       Shares
       Industry           Common Stocks                  Held          Value

Europe (concluded)

United Kingdom (concluded)

       Food Products--0.1%

       RHM Plc                                         75,000    $      555,455

       Insurance--1.0%

       Aviva Plc                                      275,243         4,429,929
       Prudential Plc                                 220,907         3,025,560
                                                                 --------------
                                                                      7,455,489

       Media--0.1%

       NTL, Inc.                                       32,100           810,204

       Oil, Gas & Consumable Fuels--0.8%

       Royal Dutch Shell Plc Class B                  185,021         6,484,592

       Pharmaceuticals--0.6%

       GlaxoSmithKline Plc                            191,662         5,043,638

       Wireless Telecommunication
       Services--1.8%

       Vodafone Group Plc                           4,989,998        13,825,010

       Total Common Stocks in the United Kingdom                     52,388,533

       Total Common Stocks in Europe--24.6%                         190,993,692


Latin America

Brazil--1.2%

       Diversified Telecommunication
       Services--0.3%

       Tele Norte Leste Participacoes SA               90,137         2,349,933

       Food Products--0.1%

       Cosan SA Industria e Comercio (c)               35,500           742,733

       Metals & Mining--0.4%

       Companhia Vale do Rio Doce (Common
       Shares) (b)                                    124,800         3,711,552

       Oil, Gas & Consumable Fuels--0.2%

       Petroleo Brasileiro SA (b)                      15,000         1,391,400

       Wireless Telecommunication
       Services--0.2%

       Vivo Participacoes SA (b)(e)                   328,000         1,344,800

       Total Common Stocks in Brazil                                  9,540,418


Chile--0.1%

       Commercial Banks--0.1%

       Banco Santander Chile SA (b)                    25,200         1,213,632

       Total Common Stocks in Chile                                   1,213,632


Mexico--0.2%

       Building Products--0.2%

       Cemex, SA de CV (b)(c)                          42,400         1,436,512

       Total Common Stocks in Mexico                                  1,436,512


Peru--0.1%

       Metals & Mining--0.1%

       Southern Copper Corp. (e)                       10,600           571,234

       Total Common Stocks in Peru                                      571,234

       Total Common Stocks in Latin America--1.6%                    12,761,796



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Middle East

Egypt--0.3%

       Wireless Telecommunication
       Services--0.3%

       Orascom Telecom Holding SAE (b)                 31,000    $    2,048,214

       Total Common Stocks in Egypt                                   2,048,214


Israel--0.3%

       Communications Equipment--0.2%

       ECI Telecom Ltd. (b)(c)                        233,300         2,020,378

       Pharmaceuticals--0.1%

       Teva Pharmaceutical Industries Ltd. (b)         15,000           466,200

       Total Common Stocks in Israel                                  2,486,578


       Total Common Stocks in the Middle East--0.6%                   4,534,792


North America

Canada--2.8%

       Communications Equipment--0.2%

       Nortel Networks Corp. (c)                       55,000         1,470,150

       IT Services--0.3%

       CGI Group, Inc. (c)                            320,000         2,230,931

       Metals & Mining--0.4%

       Bema Gold Corp. (c)                            580,000         3,033,915

       Oil, Gas & Consumable Fuels--1.4%

       Canadian Natural Resources Ltd.                 75,000         3,997,127
       Petro-Canada                                   176,600         7,231,188
                                                                 --------------
                                                                     11,228,315

       Road & Rail--0.5%

       Canadian Pacific Railway Ltd.                   78,000         4,115,280

       Total Common Stocks in Canada                                 22,078,591


United States--35.6%

       Aerospace & Defense--0.1%

       Boeing Co.                                         500            44,420
       General Dynamics Corp.                           5,700           423,795
       Lockheed Martin Corp.                              500            46,035
       Northrop Grumman Corp.                             700            47,390
       Raytheon Co.                                       900            47,520
       Spirit Aerosystems Holdings, Inc.
       Class A (c)                                      9,700           324,659
                                                                 --------------
                                                                        933,819

       Air Freight & Logistics--0.1%

       FedEx Corp.                                      4,000           434,480

       Airlines--0.0%

       AMR Corp. (c)                                    1,200            36,276
       Continental Airlines, Inc. Class B (c)           1,200            49,500
                                                                 --------------
                                                                         85,776

       Beverages--0.5%

       The Coca-Cola Co.                               41,200         1,987,900
       Constellation Brands, Inc. Class A (c)          31,900           925,738
       Molson Coors Brewing Co. Class B                12,300           940,212
       Pepsi Bottling Group, Inc.                       1,200            37,092
       PepsiAmericas, Inc.                             12,800           268,544
                                                                 --------------
                                                                      4,159,486



                                                       Shares
       Industry           Common Stocks                  Held          Value

North America (continued)

United States (continued)

       Biotechnology--0.0%

       Amgen, Inc. (c)                                  3,800    $      259,578

       Capital Markets--0.4%

       Ameriprise Financial, Inc.                         900            49,050
       The Bank of New York Co., Inc.                  44,000         1,732,280
       The Bear Stearns Cos., Inc.                        200            32,556
       Goldman Sachs Group, Inc.                          200            39,870
       Lehman Brothers Holdings, Inc.                   3,300           257,796
       Mellon Financial Corp.                           3,300           139,095
       Morgan Stanley                                     500            40,715
       Northern Trust Corp.                            10,000           606,900
                                                                 --------------
                                                                      2,898,262

       Chemicals--0.1%

       E.I. du Pont de Nemours & Co.                   18,700           910,877
       Tronox, Inc. Class B                             5,600            88,424
                                                                 --------------
                                                                        999,301

       Commercial Banks--0.7%

       Fifth Third Bancorp                             20,100           822,693
       National City Corp.                              1,200            43,872
       Principal Protected PreTSL XXIV, Ltd. (c)      800,000           788,272
       Wachovia Corp.                                  20,800         1,184,560
       Wells Fargo & Co.                               67,700         2,407,412
                                                                 --------------
                                                                      5,246,809

       Commercial Services
       & Supplies--0.0%

       Waste Management, Inc.                           1,200            44,124

       Communications Equipment--2.6%

       3Com Corp. (c)                                 444,400         1,826,484
       Avaya, Inc. (c)                                  3,300            46,134
       Cisco Systems, Inc. (c)                        283,200         7,739,856
       Comverse Technology, Inc. (c)                  202,400         4,272,664
       Extreme Networks, Inc. (c)                      32,900           137,851
       JDS Uniphase Corp. (c)                          20,000           333,200
       Motorola, Inc.                                 147,600         3,034,656
       QUALCOMM, Inc.                                  65,600         2,479,024
                                                                 --------------
                                                                     19,869,869

       Computers & Peripherals--1.1%

       Hewlett-Packard Co.                             38,600         1,589,934
       International Business Machines Corp.           40,900         3,973,435
       Lexmark International, Inc. Class A (c)         20,100         1,471,320
       Sun Microsystems, Inc. (c)                     246,100         1,333,862
                                                                 --------------
                                                                      8,368,551

       Construction & Engineering--0.7%

       Chicago Bridge & Iron Co. NV                     5,700           155,838
       Foster Wheeler Ltd. (c)                         88,700         4,890,918
       Quanta Services, Inc. (c)                       29,100           572,397
                                                                 --------------
                                                                      5,619,153



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

North America (continued)

United States (continued)

       Containers & Packaging--0.2%

       Crown Holdings, Inc. (c)                        38,600    $      807,512
       Smurfit-Stone Container Corp. (c)               50,600           534,336
                                                                 --------------
                                                                      1,341,848
       Diversified Consumer Services--0.1%

       Career Education Corp. (c)                      33,100           820,218

       Diversified Financial Services--1.2%

       Bank of America Corp.                           50,900         2,717,551
       CIT Group, Inc.                                    500            27,885
       Citigroup, Inc.                                101,500         5,653,550
       JPMorgan Chase & Co.                            12,800           618,240
       Leucadia National Corp.                            900            25,380
                                                                 --------------
                                                                      9,042,606

       Diversified Telecommunication
       Services--1.2%

       AT&T Inc. (e)                                   70,500         2,520,375
       BellSouth Corp.                                 23,200         1,092,952
       Cincinnati Bell, Inc. (c)                       25,100           114,707
       Embarq Corp.                                     5,200           273,312
       General Communication, Inc. Class A (c)         46,100           725,153
       Qwest Communications International
       Inc. (c)                                         4,700            39,339
       Verizon Communications, Inc.                   121,100         4,509,764
       Windstream Corp.                                26,300           373,986
                                                                 --------------
                                                                      9,649,588

       Electric Utilities--0.4%

       Mirant Corp. (c)                                43,300         1,366,981
       PPL Corp.                                       47,100         1,688,064
                                                                 --------------
                                                                      3,055,045

       Energy Equipment & Services--1.3%

       Baker Hughes, Inc.                               5,650           421,829
       ENSCO International, Inc.                       19,200           961,152
       GlobalSantaFe Corp.                             36,000         2,116,080
       Halliburton Co.                                 25,600           794,880
       Key Energy Services, Inc. (c)                   55,825           873,661
       National Oilwell Varco, Inc. (c)                12,400           758,632
       Noble Corp.                                      3,700           281,755
       Schlumberger Ltd.                               35,100         2,216,916
       Transocean, Inc. (c)                             9,300           752,277
       Weatherford International Ltd. (c)              14,800           618,492
                                                                 --------------
                                                                      9,795,674

       Food & Staples Retailing--0.4%

       CVS Corp.                                       25,100           775,841
       The Kroger Co.                                   1,900            43,833
       SUPERVALU Inc.                                  15,100           539,825
       Safeway, Inc.                                    1,400            48,384
       Senomyx, Inc. (c)                               35,300           458,547
       Wal-Mart Stores, Inc.                           12,800           591,104
       Walgreen Co.                                    12,800           587,392
                                                                 --------------
                                                                      3,044,926

       Food Products--0.2%

       ConAgra Foods, Inc.                             35,700           963,900
       General Mills, Inc.                                800            46,080
       Kraft Foods, Inc.                                1,100            39,270
       Sara Lee Corp.                                  31,900           543,257
                                                                 --------------
                                                                      1,592,507



                                                       Shares
       Industry           Common Stocks                  Held          Value

North America (continued)

United States (continued)

       Health Care Equipment
       & Supplies--0.3%

       Bausch & Lomb, Inc.                             16,300    $      848,578
       Baxter International, Inc.                      16,300           756,157
       Boston Scientific Corp. (c)                     20,700           355,626
                                                                 --------------
                                                                      1,960,361

       Health Care Providers
       & Services--1.2%

       Aetna, Inc.                                     24,650         1,064,387
       AmerisourceBergen Corp.                          9,500           427,120
       Caremark Rx, Inc.                               16,400           936,604
       Cigna Corp.                                      5,100           671,007
       Health Management Associates, Inc.
         Class A                                        6,400           135,104
       HealthSouth Corp. (c)                           17,900           405,435
       Humana, Inc. (c)                                 8,300           459,073
       Manor Care, Inc.                                17,900           839,868
       McKesson Corp.                                     900            45,630
       Medco Health Solutions, Inc. (c)                16,100           860,384
       Tenet Healthcare Corp. (c)                      68,400           476,748
       Triad Hospitals, Inc. (c)                       11,100           464,313
       UnitedHealth Group, Inc.                        24,700         1,327,131
       WellPoint, Inc. (c)                             13,000         1,022,970
                                                                 --------------
                                                                      9,135,774

       Hotels, Restaurants & Leisure--0.9%

       McDonald's Corp.                                47,100         2,087,943
       Panera Bread Co. Class A (c)                    84,900         4,746,759
       Tim Hortons, Inc.                                9,300           269,328
       Wendy's International, Inc.                      6,900           228,321
                                                                 --------------
                                                                      7,332,351

       Household Products--0.1%

       The Procter & Gamble Co.                        16,300         1,047,601

       IT Services--0.0%

       Accenture Ltd. Class A                           1,200            44,316
       Total System Services, Inc.                      1,700            44,863
                                                                 --------------
                                                                         89,179

       Independent Power Producers
       & Energy Traders--0.4%

       The AES Corp. (c)                               38,600           850,744
       Dynegy, Inc. Class A (c)                        77,600           561,824
       TXU Corp.                                       27,700         1,501,617
                                                                 --------------
                                                                      2,914,185

       Industrial Conglomerates--1.9%

       General Electric Co. (i)                       322,300        11,992,783
       McDermott International, Inc. (c)               13,800           701,868
       Tyco International Ltd.                         80,200         2,438,080
                                                                 --------------
                                                                     15,132,731

       Insurance--4.6%

       ACE Ltd.                                        52,100         3,155,697
       The Allstate Corp.                              27,200         1,770,992
       American International Group, Inc.             146,900        10,526,854
       Assurant, Inc.                                  17,000           939,250
       Bristol West Holdings, Inc.                     10,600           167,798
       Chubb Corp.                                        700            37,037
       Darwin Professional Underwriters, Inc. (c)       9,500           222,775
       Endurance Specialty Holdings Ltd.               73,100         2,673,998



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

North America (continued)

United States (continued)

       Insurance (concluded)

       Everest Re Group Ltd.                            6,400     $     627,904
       Genworth Financial, Inc. Class A                 1,200            41,052
       Hartford Financial Services Group, Inc.         14,700         1,371,657
       IPC Holdings, Ltd.                              48,000         1,509,600
       Lincoln National Corp.                             500            33,200
       Loews Corp.                                      1,200            49,764
       Marsh & McLennan Cos., Inc.                     18,700           573,342
       Platinum Underwriters Holdings Ltd.             42,800         1,324,232
       Prudential Financial, Inc.                       8,500           729,810
       RenaissanceRe Holdings Ltd.                     28,200         1,692,000
       The St. Paul Travelers Cos., Inc.               60,300         3,237,507
       XL Capital Ltd. Class A                         68,600         4,940,572
                                                                 --------------
                                                                     35,625,041

       Internet & Catalog Retail--0.0%

       IAC/InterActiveCorp (c)                          1,000            37,160
       Liberty Media Holding Corp.--
         Interactive (c)                               10,600           228,642
                                                                 --------------
                                                                        265,802

       Internet Software & Services--0.2%

       eBay, Inc. (c)                                  37,600         1,130,632

       Leisure Equipment & Products--0.1%

       Mattel, Inc.                                    25,100           568,766

       Life Sciences Tools & Services--0.1%

       Waters Corp. (c)                                11,200           548,464

       Machinery--0.0%

       Cummins, Inc.                                      200            23,636
       Eaton Corp.                                        700            52,598
       SPX Corp.                                          900            55,044
       Terex Corp. (c)                                    900            58,122
                                                                 --------------
                                                                        189,400

       Media--0.6%

       Comcast Corp. Class A(c)(e)                     58,900         2,493,237
       Discovery Holding Co. (c)                        4,300            69,187
       Idearc Inc. (c)                                  6,313           180,867
       Liberty Global, Inc. (c)                         5,800           169,070
       Liberty Global, Inc. Series C (c)                5,900           165,200
       Liberty Media Holding Corp.--Capital (c)         2,300           225,354
       The McGraw-Hill Cos., Inc.                         500            34,010
       Omnicom Group                                      500            52,270
       Time Warner, Inc.                               35,700           777,546
       Viacom, Inc. Class B (c)                        16,300           668,789
                                                                 --------------
                                                                      4,835,530

       Metals & Mining--1.2%

       Alcoa, Inc.                                     94,400         2,832,944
       Freeport-McMoRan Copper & Gold, Inc.
       Class B                                         23,700         1,320,801
       Newmont Mining Corp.                           112,900         5,097,435
       Nucor Corp.                                        500            27,330
       United States Steel Corp.                          900            65,826
                                                                 --------------
                                                                      9,344,336

       Multi-Utilities--0.1%

       CMS Energy Corp. (c)                            41,900           699,730
       PG&E Corp.                                         700            33,131
       Sempra Energy                                      500            28,020
                                                                 --------------
                                                                        760,881



                                                       Shares
       Industry           Common Stocks                  Held          Value

North America (continued)

United States (continued)

       Multiline Retail--0.0%

       Big Lots, Inc. (c)                               2,100    $       48,132
       Family Dollar Stores, Inc.                       1,700            49,861
       JC Penney Co., Inc.                                500            38,680
       Kohl's Corp. (c)                                   700            47,901
       Nordstrom, Inc.                                    900            44,406
       Sears Holdings Corp. (c)                           200            33,586
                                                                 --------------
                                                                        262,566

       Office Electronics--0.0%

       Xerox Corp. (c)                                  1,400            23,730

       Oil, Gas & Consumable Fuels--3.9%

       Chevron Corp.                                   47,300         3,477,969
       ConocoPhillips                                  38,300         2,755,685
       Consol Energy, Inc.                             10,700           343,791
       Devon Energy Corp.                              10,200           684,216
       El Paso Corp. (e)                              428,700         6,550,536
       Exxon Mobil Corp. (i)                          124,900         9,571,087
       Foundation Coal Holdings, Inc.                  22,200           705,072
       Hess Corp.                                      17,500           867,475
       Marathon Oil Corp.                              14,400         1,332,000
       Murphy Oil Corp.                                19,600           996,660
       Noble Energy, Inc.                              11,100           544,677
       Occidental Petroleum Corp.                      38,300         1,870,189
       Pogo Producing Co.                               9,000           435,960
       Stone Energy Corp. (c)                          13,200           466,620
                                                                 --------------
                                                                     30,601,937

       Paper & Forest Products--0.2%

       International Paper Co.                         37,400         1,275,340

       Personal Products--0.1%

       Avon Products, Inc.                             22,700           750,008

       Pharmaceuticals--2.5%

       Abbott Laboratories                             28,400         1,383,364
       Bristol-Myers Squibb Co.                        32,800           863,296
       Eli Lilly & Co.                                 19,600         1,021,160
       Johnson & Johnson                               92,800         6,126,656
       King Pharmaceuticals, Inc. (c)                   2,600            41,392
       Merck & Co., Inc.                               46,600         2,031,760
       Pfizer, Inc.                                   144,800         3,750,320
       Schering-Plough Corp.                           54,700         1,293,108
       Valeant Pharmaceuticals International           43,800           755,112
       Watson Pharmaceuticals, Inc. (c)                 8,000           208,240
       Wyeth                                           31,900         1,624,348
                                                                 --------------
                                                                     19,098,756

       Real Estate Investment Trusts
       (REITs)--0.0%

       Ventas, Inc.                                     9,200           389,344

       Road & Rail--1.8%

       CSX Corp.                                       76,700         2,640,781
       Norfolk Southern Corp.                          27,200         1,367,888
       Union Pacific Corp.                            111,400        10,251,028
                                                                 --------------
                                                                     14,259,697



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

North America (concluded)

United States (concluded)

       Semiconductors & Semiconductor
       Equipment--0.3%

       Agere Systems, Inc. (c)                          7,800    $      149,526
       Cirrus Logic, Inc. (c)                          17,300           119,024
       Genesis Microchip, Inc. (c)                     41,600           421,824
       Intel Corp.                                     59,400         1,202,850
                                                                 --------------
                                                                      1,893,224

       Software--1.9%

       Borland Software Corp. (c)                       7,100            38,624
       CA, Inc. (e)                                   180,100         4,079,265
       McAfee, Inc. (c)                                 1,700            48,246
       Microsoft Corp.                                297,900         8,895,294
       Novell, Inc. (c)                               245,800         1,523,960
       Symantec Corp. (c)                               1,900            39,615
       TIBCO Software, Inc. (c)                        51,800           488,992
                                                                 --------------
                                                                     15,113,996

       Specialty Retail--0.0%

       American Eagle Outfitters                        1,350            42,134
       Limited Brands                                   1,200            34,728
       Office Depot, Inc. (c)                             900            34,353
       The Sherwin-Williams Co.                           900            57,222
       Staples, Inc.                                    1,200            32,040
       TJX Cos., Inc.                                   1,400            39,928
                                                                 --------------
                                                                        240,405

       Textiles, Apparel & Luxury
       Goods--0.0%

       Hanesbrands Inc. (c)                             4,000            94,480
       Unifi, Inc. (c)                                110,500           270,725
                                                                 --------------
                                                                        365,205

       Thrifts & Mortgage Finance--0.3%

       Accredited Home Lenders Holding
       Co. (c)                                            300             8,184
       Countrywide Financial Corp.                      1,200            50,940
       Fannie Mae                                      22,600         1,342,214
       Washington Mutual, Inc.                         10,200           463,998
                                                                 --------------
                                                                      1,865,336

       Tobacco--0.3%

       Alliance One International, Inc. (c)            19,900           140,494
       Altria Group, Inc.                              27,200         2,334,304
       Loews Corp.--Carolina Group                        900            58,248
                                                                 --------------
                                                                      2,533,046

       Transportation Infrastructure--0.6%

       Macquarie Infrastructure Co. Trust             127,100         4,509,508

       Wireless Telecommunication
       Services--0.7%

       Alltel Corp.                                    34,800         2,104,704
       Sprint Nextel Corp.                            164,400         3,105,516
                                                                 --------------
                                                                      5,210,220

       Total Common Stocks in the United States                     276,534,972

       Total Common Stocks in North America--38.4%                  298,613,563



                                                       Shares
       Industry           Common Stocks                  Held          Value

Pacific Basin/Asia

Australia--1.1%

       Capital Markets--0.3%

       Macquarie Bank Ltd.                             37,000    $    2,305,217

       Metals & Mining--0.4%

       BHP Billiton Ltd.                               83,000         1,657,550
       Rio Tinto Ltd.                                  24,000         1,407,564
                                                                 --------------
                                                                      3,065,114

       Oil, Gas & Consumable Fuels--0.1%

       Woodside Petroleum Ltd.                         15,500           466,271

       Transportation Infrastructure--0.3%

       Macquarie Airports                             223,000           633,688
       Macquarie Infrastructure Group                 669,000         1,827,133
       Sydney Roads Group                             501,500           522,532
                                                                 --------------
                                                                      2,983,353

       Total Common Stocks in Australia                               8,819,955


China--2.9%

       Food Products--0.0%

       Chaoda Modern Agriculture
         Holdings Ltd.                                575,600           370,744

       Industrial Conglomerates--1.5%

       Beijing Enterprises Holdings Ltd.            2,117,600         4,524,705
       Tianjin Development Holdings Ltd.           10,089,300         7,160,040
                                                                 --------------
                                                                     11,684,745

       Marine--0.1%

       Xiamen International Port Co. Ltd. (c)       1,665,000           419,552

       Oil, Gas & Consumable Fuels--0.9%

       China Shenhua Energy Co. Ltd.
         Class H                                    1,956,000         4,707,497
       Yanzhou Coal Mining Co. Ltd.                 2,700,000         2,179,911
                                                                 --------------
                                                                      6,887,408

       Road & Rail--0.4%

       Guangshen Railway Co. Ltd.                   4,774,000         3,252,922

       Transportation Infrastructure--0.0%

       Jiangsu Express                                366,000           244,210

       Wireless Telecommunication
       Services--0.0%

       China Communications Services
         Corp. Ltd. (c)                                28,700            16,383

       Total Common Stocks in China                                  22,875,964


Hong Kong--1.3%

       Commercial Banks--0.2%

       HSBC Holdings Plc Hong Kong Registered          72,000         1,319,980

       Computers & Peripherals--0.3%

       Lenovo Group Ltd.                            6,024,000         2,447,301

       Real Estate Management
       & Development--0.5%

       Beijing Capital Land Ltd.                    1,518,100           776,781
       China Resources Land Ltd.                    1,837,000         2,198,741
       Hopson Development Holdings Ltd.                   600             1,697
       Wharf Holdings Ltd.                            323,000         1,193,866
                                                                 --------------
                                                                      4,171,085



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Pacific Basin/Asia (continued)

Hong Kong (concluded)

       Wireless Telecommunication
       Services--0.3%

       Hutchison Telecommunications
         International Ltd. (c)                       850,000    $    2,141,856

       Total Common Stocks in Hong Kong                              10,080,222


India--1.8%

       IT Services--0.2%

       Infosys Technologies Ltd.                       35,800         1,813,295

       Oil, Gas & Consumable Fuels--1.2%

       Reliance Industries Ltd.                       330,000         9,470,165

       Wireless Telecommunication
       Services--0.4%

       Reliance Communication Ventures
         Ltd. (c)                                     250,000         2,664,087

       Total Common Stocks in India                                  13,947,547


Indonesia--0.3%

       Commercial Banks--0.1%

       Bank Central Asia Tbk PT                       813,600           470,420
       Bank Mandiri Persero Tbk PT                  1,018,500           328,421
                                                                 --------------
                                                                        798,841

       Diversified Telecommunication
       Services--0.2%

       Indosat Tbk PT                               2,200,000         1,651,193

       Total Common Stocks in Indonesia                               2,450,034


Japan--12.6%

       Auto Components--0.3%

       Toyota Industries Corp.                         45,000         2,068,400

       Automobiles--0.6%

       Suzuki Motor Corp.                             175,000         4,940,969

       Beverages--0.4%

       Coca-Cola West Holdings Co. Ltd.               124,200         2,875,266

       Building Products--0.4%

       Daikin Industries Ltd.                          84,000         2,922,230

       Capital Markets--0.3%

       Kyokuto Securities Co. Ltd.                     15,600           140,525
       Nomura Holdings, Inc.                           71,700         1,352,603
       Toyo Securities Co., Ltd.                      156,900           628,892
                                                                 --------------
                                                                      2,122,020

       Chemicals--0.3%

       Sumitomo Chemical Co., Ltd.                    280,300         2,174,000

       Commercial Banks--0.6%

       The Bank of Fukuoka Ltd.                       216,000         1,575,463
       The Bank of Yokohama Ltd.                       77,000           603,033
       Sumitomo Mitsui Financial Group, Inc.              260         2,665,434
                                                                 --------------
                                                                      4,843,930

       Construction & Engineering--0.5%

       JGC Corp.                                      129,000         2,216,756
       Okumura Corp.                                  291,500         1,442,742
                                                                 --------------
                                                                      3,659,498

       Consumer Finance--0.2%

       Credit Saison Co., Ltd.                         41,400         1,426,327



                                                       Shares
       Industry           Common Stocks                  Held          Value

Pacific Basin/Asia (continued)

Japan (continued)

       Diversified Financial Services--0.8%

       RHJ International (c)                          298,000    $    6,372,649

       Electronic Equipment
       & Instruments--0.4%

       Murata Manufacturing Co., Ltd.                  44,000         2,976,346

       Food & Staples Retailing--0.3%

       Seven & I Holdings Co. Ltd.                     84,000         2,611,655

       Gas Utilities--0.3%

       Tokyo Gas Co., Ltd.                            503,000         2,675,509

       Health Care Equipment
       & Supplies--0.2%

       Nihon Kohden Corp.                              59,800         1,366,800

       Household Durables--0.6%

       Fuso Lexel, Inc.                                96,300           845,624
       The Japan General Estate Co. Ltd.               70,100         2,014,554
       Matsushita Electric Industrial Co., Ltd         61,000         1,217,386
       Rinnai Corp.                                    19,000           568,379
                                                                 --------------
                                                                      4,645,943

       Household Products--0.2%

       Kao Corp.                                       51,000         1,375,656

       Insurance--2.7%

       Aioi Insurance Co., Ltd.                       564,000         3,981,009
       Millea Holdings, Inc.                          200,000         7,058,527
       Mitsui Sumitomo Insurance Co., Ltd.            549,000         6,006,454
       Nipponkoa Insurance Co., Ltd.                  495,000         4,013,907
                                                                 --------------
                                                                     21,059,897

       Machinery--0.5%

       Kubota Corp.                                   213,400         1,976,109
       Tadano Ltd.                                    180,000         2,120,583
                                                                 --------------
                                                                      4,096,692

       Media--0.2%

       Toho Co., Ltd.                                  92,700         1,674,762

       Office Electronics--0.4%

       Canon, Inc.                                     60,300         3,394,899

       Pharmaceuticals--1.1%

       Astellas Pharma, Inc.                           33,300         1,513,827
       Eisai Co., Ltd.                                 30,300         1,665,157
       Takeda Pharmaceutical Co., Ltd.                 71,900         4,936,120
                                                                 --------------
                                                                      8,115,104

       Real Estate Management
       & Development--0.1%

       Dynacity Corp.                                   1,300           138,515
       Joint Corp.                                     11,700           450,284
       Leopalace21 Corp.                                4,700           150,078
       Sanyo Housing Nagoya Co. Ltd.                      200           294,105
                                                                 --------------
                                                                      1,032,982

       Road & Rail--0.2%

       East Japan Railway Co.                             225         1,503,088

       Tobacco--0.2%

       Japan Tobacco, Inc.                                350         1,691,105

       Trading Companies
       & Distributors--0.3%

       Mitsubishi Corp.                               127,000         2,390,488



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Pacific Basin/Asia (continued)

Japan (concluded)

       Wireless Telecommunication
       Services--0.5%

       NTT DoCoMo, Inc.                                 2,300    $    3,633,461
       Okinawa Cellular Telephone Co.                      45           122,138
                                                                 --------------
                                                                      3,755,599

       Total Common Stocks in Japan                                  97,771,814


Singapore--2.1%

       Diversified Telecommunication
       Services--1.0%

       Singapore Telecommunications Ltd.            3,769,000         8,060,192

       Health Care Providers
       & Services--0.2%

       Parkway Holdings Ltd.                          525,000         1,074,817

       Industrial Conglomerates--0.5%

       Fraser and Neave Ltd.                          325,500           955,012
       Keppel Corp. Ltd.                              277,000         3,178,615
                                                                 --------------
                                                                      4,133,627

       Real Estate Management
       & Development--0.4%

       CapitaLand Ltd.                                746,000         3,015,615

       Total Common Stocks in Singapore                              16,284,251


South Korea--1.5%

       Chemicals--0.2%

       SODIFF Advanced Materials Co. Ltd. (c)          72,200         1,312,022

       Commercial Banks--0.4%

       Daegu Bank (c)                                  37,400           639,419
       Hana Financial Group, Inc.                      14,562           765,679
       Kookmin Bank (c)                                16,000         1,288,602
       Pusan Bank (c)                                  48,800           608,688
                                                                 --------------
                                                                      3,302,388

       Electronic Equipment
       & Instruments--0.1%

       Fine DNC Co., Ltd. (c)(d)                       49,437           246,122
       Interflex Co., Ltd. (c)(d)                      75,400           636,441
                                                                 --------------
                                                                        882,563

       Hotels, Restaurants & Leisure--0.0%

       Paradise Co. Ltd. (c)                           62,577           265,784

       Insurance--0.4%

       Dongbu Insurance Co., Ltd.                      27,600           734,516
       Korean Reinsurance Co.                         105,619         1,442,324
       Meritz Fire & Marine Insurance Co. Ltd.        108,500           740,833
                                                                 --------------
                                                                      2,917,673

       Tobacco--0.4%

       KT&G Corp. (c)                                  45,000         2,733,871

       Total Common Stocks in South Korea                            11,414,301


Taiwan--1.0%

       Commercial Banks--0.1%

       Chinatrust Financial Holding Co.             1,060,000           886,451

       Computers & Peripherals--0.0%

       Micro-Star International Co. Ltd.              330,000           262,299



                                                       Shares
       Industry           Common Stocks                  Held          Value

Pacific Basin/Asia (concluded)

Taiwan (concluded)

       Diversified Telecommunication
       Services--0.3%

       Chunghwa Telecom Co. Ltd.                    1,377,000    $    2,560,878

       Electronic Equipment
       & Instruments--0.3%

       Delta Electronics, Inc.                        639,900         2,061,976

       Insurance--0.2%

       Cathay Financial Holding Co., Ltd.             605,000         1,373,945

       Marine--0.1%

       Yang Ming Marine Transport                   1,358,000           783,502

       Semiconductors & Semiconductor
       Equipment--0.0%

       Chroma Ate Inc.                                 16,780            19,466

       Total Common Stocks in Taiwan                                  7,948,517


Thailand--0.8%

       Oil, Gas & Consumable
       Fuels--0.4%

       Banpu PCL                                      410,000         2,162,764
       Thai Oil PCL Foreign Shares                    800,000         1,184,767
                                                                 --------------
                                                                      3,347,531

       Transportation Infrastructure--0.1%

       Airports of Thailand PCL                       380,100           627,245

       Wireless Telecommunication
       Services--0.3%

       Total Access Communication PCL (c)             450,000         1,935,000

       Total Common Stocks in Thailand                                5,909,776

       Total Common Stocks in the Pacific
       Basin/Asia--25.4%                                            197,502,381

       Total Common Stocks
       (Cost--$628,004,172)--91.4%                                  710,628,487



                           Exchange-Traded
                                Funds

North America

United States--4.1%

       Consumer Staples Select Sector
       SPDR Fund                                      102,700         2,688,686
       Health Care Select Sector SPDR
         Fund (e)                                     103,400         3,462,866
       iShares Dow Jones US Telecommunications
       Sector Index Fund (e)                           41,600         1,233,440
       iShares MSCI Brazil (Free) Index Fund          285,000        13,320,900
       Telecom HOLDRs Trust                            12,300           435,666
       Utilities Select Sector SPDR Fund              140,500         5,159,160
       Vietnam Opportunity Fund Ltd. (c)            1,478,700         5,670,815

       Total Exchange-Traded Funds
       (Cost--$27,356,091)--4.1%                                     31,971,533



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Face
       Industry           Corporate Bonds              Amount          Value

Pacific Basin/Asia

China--0.3%

       Automobiles--0.1%

       Brilliance China Finance Ltd.,
       0% due 6/07/2011 (a)(j)                 USD    400,000    $      414,000

       Chemicals--0.1%

       Bio-Treat Technology Ltd.,
         0% due 1/18/2013 (a)(j)               SGD  1,000,000           676,447

       Food Products--0.1%

       Chaoda Modern Agriculture
         Holdings Ltd., 0%
         due 5/08/2011 (a)(j)                  HKD  6,300,000           874,741

       Total Corporate Bonds in China                                 1,965,188


India--0.5%

Thrifts & Mortgage Finance--0.5%

       Housing Development Finance
         Corp., 0% due 9/27/2010 (a)(j)        USD  3,300,000         3,912,153

       Total Corporate Bonds in India                                 3,912,153


Malaysia--0.2%

       Food Products--0.2%

       IOI Capital, 0%
         due 12/18/2011 (a)(j)                        100,000           101,750
       IOI Investment BHD, 0%
         due 9/18/2009 (a)(j)                       1,000,000         1,750,000

       Total Corporate Bonds in Malaysia                              1,851,750

       Total Corporate Bonds
       (Cost--$6,958,032)--1.0%                                       7,729,091



                           Structured Notes (k)

Europe--1.3%

       Goldman Sachs & Co. (Dow Jones
         EURO STOXX 50 (R) Index Linked
         Notes), due 6/20/2008 (c)             USD  5,060,000         5,061,361
       JPMorgan Chase & Co. (Dow Jones
         EURO STOXX 50 (R) Index Linked
         Notes), due 6/17/2008 (c)                  5,060,000         5,084,794

       Total Structured Notes in Europe--1.3%                        10,146,155



                                                         Face
       Industry           Structured Notes (k)         Amount          Value

North America

United States--0.8%

       UBS AG (Gold Linked Notes) (c):
         due 4/28/2008                              2,450,000    $    2,655,555
         due 5/27/2008                              1,200,000         1,226,160
         due 6/18/2008                              1,250,000         1,258,375
         due 6/19/2008                              1,250,000         1,261,000

       Total Structured Notes in
       North America--0.8%                                            6,401,090

       Total Structured Notes
       (Cost--$16,270,000)--2.1%                                     16,547,245



                                                   Beneficial
       Short-Term Securities                         Interest

       BlackRock Series, LLC Money
         Market Series, 5.29% (f)(g)(h)        USD 17,424,650        17,424,650

       Total Short-Term Securities
       (Cost--$17,424,650)--2.3%                                     17,424,650



                                                    Number of
       Options Purchased                            Contracts

Call Options Purchased--0.2%

       Accredited Home Lenders Holding Co.,
         expiring January 2008 at USD 50                  278             6,950
       Accredited Home Lenders Holding Co.,
         expiring January 2008 at USD 55                  306             3,060
       KB Home, expiring January 2007
         at USD 45                                        318           222,600
       KB Home, expiring January 2007
         at USD 50                                        664           162,680
       KB Home, expiring January 2007
         at USD 52.5                                      833            79,135
       Lennar Corp. Class A, expiring
         January 2007 at USD 50                           817           269,610
       Lennar Corp. Class A, expiring
         January 2007 at USD 55                         1,465            80,575
       Lennar Corp. Class A, expiring
         January 2007 at USD 60                         1,180            11,800
       Pulte Homes, Inc., expiring
         January 2007 at USD 30                           759           258,060
       Pulte Homes, Inc., expiring
         January 2007 at USD 35                         1,302            52,080
       Pulte Homes, Inc., expiring
         January 2007 at USD 37.5                       1,739            10,434
       Toll Brothers, Inc., expiring
         January 2007 at USD 32.5                         759            60,720
       Toll Brothers, Inc., expiring
         January 2007 at USD 35                         1,049            20,980
       Toll Brothers, Inc., expiring
         January 2007 at USD 37.5                       1,574             4,722
                                                                 --------------
                                                                      1,243,406



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                    Number of
       Options Purchased                            Contracts          Value

Put Options Purchased--0.0%

       S&P 500 Index, expiring
         March 2007 at USD 1,390                           34    $       54,400
       S&P 500 Index, expiring
         March 2007 at USD 1,400                            3             6,150
       S&P 500 Index, expiring
         March 2007 at USD 1,405                            6            12,840
       S&P 500 Index, expiring
         March 2007 at USD 1,410                           12            28,080
       S&P 500 Index, expiring
         March 2007 at USD 1,415                           17            42,500
                                                                 --------------
                                                                        143,970

       Total Options Purchased
       (Premiums Paid--$3,571,713)--0.2%                              1,387,376

       Total Investments
       (Cost--$699,584,658)--101.1%                                 785,688,382

Call Options Written--(0.4%)

       3Com Corp., expiring January 2008
         at USD 5                                       4,200         (189,000)
       Comverse Technology, Inc., expiring
         January 2008 at USD 17.5                       1,739         (991,230)



                                                    Number of
       Options Written                              Contracts          Value

Call Options Written (concluded)

       Comverse Technology, Inc., expiring
         January 2008 at USD 20                            20    $      (8,000)
       El Paso Corp., expiring January 2008
         at USD 15                                        410          (77,900)
       Genesis Microchip, Inc., expiring
         June 2007 at USD 10                              132          (17,820)
       Nortel Networks Corp., expiring
         January 2008 at USD 22.5                         550         (396,000)
       Panera Bread Co. Class A, expiring
         January 2008 at USD 50                           222         (268,620)
       Panera Bread Co. Class A, expiring
         January 2008 at USD 55                           378         (347,760)
       Panera Bread Co. Class A, expiring
         January 2008 at USD 60                           249         (169,320)
       QUALCOMM, Inc., expiring
         January 2008 at USD 40                           656         (321,440)

       Total Options Written (Premiums
       Received--$2,526,603)--(0.4%)                                (2,787,090)

Total Investments, Net of Options Written
(Cost--$697,058,055*)--100.7%                                       782,901,292
Liabilities in Excess of Other Assets--(0.7%)                       (5,715,042)
                                                                 --------------
Net Assets--100.0%                                               $  777,186,250
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   700,633,134
                                                    ===============
    Gross unrealized appreciation                   $    93,667,690
    Gross unrealized depreciation                      (11,399,532)
                                                    ---------------
    Net unrealized appreciation                     $    82,268,158
                                                    ===============

(a) Convertible security.

(b) Depositary receipts.

(c) Non-income producing security.

(d) Investments in companies whereby the Fund held 5% or more of the companies' outstanding securities considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                             Purchase       Sale        Realized      Dividend
    Affiliate                  Cost         Cost      Gain (Loss)      Income

    Fine DNC Co., Ltd.*     $1,769,602   $ 7,700,858    $ 2,952,248    $55,190
    Fine DNC Co., Ltd.
      (Rights)*                     --            --             --         ++
    Interflex Co., Ltd.*    $2,301,343   $12,836,422   $(6,623,215)    $61,626

       * No longer an affiliate of the Fund as of December 31, 2006.

      ++ Non-income producing security.


(e) Security, or a portion of security, is on loan.

(f) Security was purchased with cash proceeds from securities loans.

(g) Represents the current yield as of December 31, 2006.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                       $(11,485,986)      $2,207,554
    BlackRock Liquidity Series, LLC
      Money Market Series                     $(52,959,300)      $  143,848


(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(k) Security represents an index linked note. Accordingly, value of the instrument is derived from the price fluctuations in the underlying index.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Forward foreign currency contracts as of December 31, 2006 were as follows:

    Foreign Currency                           Settlement        Unrealized
    Purchased                                     Date         Depreciation

    BRL 1,544,552                             January 2007      $   (1,891)
                                                                -----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts (USD Commitment--$724,122)                        $   (1,891)
                                                                ===========


o   Financial futures contracts as of December 31, 2006 were as follows:


    Number of                            Expiration       Face      Unrealized
    Contracts    Issue        Exchange      Date         Value     Appreciation

        4    Dax 25 Index    Euronext
              Euro Future      Paris     March 2007   $   873,044   $    5,116
      156       DJ Euro      Euronext
                Stoxx 50       Paris     March 2007   $ 8,355,403      204,983
       34      FTSE 100
              Index Future     LIFFE     March 2007   $ 4,099,778       38,298
       88        TOPIX
              Index Future     Tokyo     March 2007   $11,826,152      615,342
                                                                    ----------
    Total Unrealized Appreciation                                   $  863,739
                                                                    ==========

o   Currency Abbreviations:

    BRL   Brazilian Real         SGD   Singapore Dollar
    HKD   Hong Kong Dollar       USD   U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Statement of Assets and Liabilities

As of December 31, 2006
Assets


       Investments in unaffiliated securities, at value (including securities
       loaned of $16,707,730) (identified cost--$678,588,295)                                                     $   766,876,356
       Investments in affiliated securities, at value (identified cost--$17,424,650)                                   17,424,650
       Options purchased, at value (premiums paid--$3,571,713)                                                          1,387,376
       Cash                                                                                                               998,308
       Foreign cash (cost--$18,650,918)                                                                                18,575,911
       Receivables:
           Dividends                                                                           $       995,864
           Capital shares sold                                                                         812,936
           Securities sold                                                                             357,459
           Interest from affiliates                                                                    157,586
           Securities lending                                                                            1,931          2,325,776
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   82,916
                                                                                                                  ---------------
       Total assets                                                                                                   807,671,293
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       17,424,650
       Options written, at value (premiums received--$2,526,603)                                                        2,787,090
       Unrealized depreciation on forward foreign exchange contracts                                                        1,891
       Deferred foreign capital gain tax                                                                                  223,365
       Payables:
           Securities purchased                                                                      7,460,184
           Capital shares redeemed                                                                   1,344,322
           Investment adviser                                                                          466,399
           Distributor                                                                                 245,791
           Other affiliates                                                                            162,754
           Variation margin                                                                             27,075          9,706,525
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             341,522
                                                                                                                  ---------------
       Total liabilities                                                                                               30,485,043
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   777,186,250
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       743,006
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 2,955,494
       Investor B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                   511,129
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   716,902
       Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                       33,236
       Paid-in capital in excess of par                                                                               656,852,677
       Undistributed investment income--net                                                    $     2,009,006
       Undistributed realized capital gains--net                                                    26,953,850
       Unrealized appreciation--net                                                                 86,410,950
                                                                                               ---------------
       Total accumulated earnings--net                                                                                115,373,806
                                                                                                                  ---------------
       Net Assets                                                                                                 $   777,186,250
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $118,358,081 and 7,430,059 shares outstanding                        $         15.93
                                                                                                                  ===============
       Investor A--Based on net assets of $467,256,320 and 29,554,942 shares outstanding                          $         15.81
                                                                                                                  ===============
       Investor B--Based on net assets of $77,933,382 and 5,111,289 shares outstanding                            $         15.25
                                                                                                                  ===============
       Investor C--Based on net assets of $108,450,699 and 7,169,024 shares outstanding                           $         15.13
                                                                                                                  ===============
       Class R--Based on net assets of $5,187,768 and 332,356 shares outstanding                                  $         15.61
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Statement of Operations

For the Year Ended December 31, 2006
Investment Income

       Dividends (net of $895,663 foreign withholding tax and including $116,816 from affiliates)                 $    16,632,422
       Interest from affiliates                                                                                         2,207,554
       Securities lending--net                                                                                            143,848
                                                                                                                  ---------------
       Total income                                                                                                    18,983,824
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     5,906,057
       Service and distribution fees--Investor B                                                     1,142,175
       Service fees--Investor A                                                                      1,121,053
       Service and distribution fees--Investor C                                                     1,073,678
       Transfer agent fees--Investor A                                                                 580,482
       Custodian fees                                                                                  484,103
       Accounting services                                                                             300,168
       Transfer agent fees--Investor B                                                                 182,759
       Transfer agent fees--Investor C                                                                 160,898
       Transfer agent fees--Institutional                                                              148,255
       Professional fees                                                                               126,066
       Registration fees                                                                               123,363
       Printing and shareholder reports                                                                 94,789
       Directors' fees and expenses                                                                     45,310
       Pricing fees                                                                                     14,113
       Service and distribution fees--Class R                                                           12,666
       Transfer agent fees--Class R                                                                      3,083
       Other                                                                                            43,891
                                                                                               ---------------
       Total expenses                                                                                                  11,562,909
                                                                                                                  ---------------
       Investment income--net                                                                                           7,420,915
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $25,472 foreign capital gain tax and $3,670,967
           loss from affiliates)                                                                   150,002,519
           Options written--net                                                                         16,848
           Financial futures contracts--net                                                          2,874,141
           Foreign currency transactions--net                                                        (334,338)        152,559,170
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $161,911 deferred foreign capital gain credit)             (71,329,858)
           Options written--net                                                                      (260,487)
           Financial futures contracts--net                                                            863,739
           Foreign currency transactions--net                                                         (66,605)       (70,793,211)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         81,765,959
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    89,186,874
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Statements of Changes in Net Assets
                                                                                                      For the Year Ended
                                                                                                          December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     7,420,915    $     1,814,110
       Realized gain--net                                                                          152,559,170        173,535,564
       Change in unrealized appreciation/depreciation--net                                        (70,793,211)         22,823,515
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         89,186,874        198,173,189
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                           (1,378,444)          (339,520)
           Investor A                                                                              (4,429,002)          (659,821)
           Investor B                                                                                (176,612)                 --
           Investor C                                                                                (252,474)                 --
           Class R                                                                                    (44,624)              (672)
       Realized gain--net:
           Institutional                                                                          (18,832,585)          (885,554)
           Investor A                                                                             (75,943,028)        (3,943,224)
           Investor B                                                                             (13,358,103)        (1,470,853)
           Investor C                                                                             (18,438,629)        (1,008,321)
           Class R                                                                                   (797,440)            (4,916)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (133,650,941)        (8,312,881)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                53,758,621      (106,449,433)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    8,292              1,443
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                  9,302,846         83,412,318
       Beginning of year*                                                                          767,883,404        684,471,086
                                                                                               ---------------    ---------------
       End of year*                                                                            $   777,186,250    $   767,883,404
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $     2,009,006    $     (686,104)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Financial Highlights

The following per share
data and ratios have                          Institutional                                         Investor A
been derived from
information provided in              For the Year Ended December 31,                     For the Year Ended December 31,
the financial statements.      2006      2005      2004      2003       2002      2006      2005       2004      2003      2002
Per Share Operating Performance

Net asset value,
beginning of year           $  17.00  $  12.81   $  11.27  $   8.03  $  10.87   $  16.89  $  12.74  $  11.21   $   8.00  $  10.83
                            -------------------------------------------------   -------------------------------------------------
Investment income--net**         .24       .11        .06       .08       .07        .20       .07       .04        .05       .04
Realized and unrealized
gain (loss)--net              1.86++    4.30++     1.52++      3.16    (2.73)     1.84++    4.27++    1.50++       3.16    (2.73)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                      2.10      4.41       1.58      3.24    (2.66)       2.04      4.34      1.54       3.21    (2.69)
                            -------------------------------------------------   -------------------------------------------------
Less dividends and
distributions:
   Investment income--net      (.22)     (.06)      (.04)        --     (.18)      (.17)     (.03)     (.01)         --     (.14)
   Realized gain--net         (2.95)     (.16)         --        --        --     (2.95)     (.16)        --         --        --
                            -------------------------------------------------   -------------------------------------------------
Total dividends and
distributions                 (3.17)     (.22)      (.04)        --     (.18)     (3.12)     (.19)     (.01)         --     (.14)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $  15.93  $  17.00   $  12.81  $  11.27  $   8.03   $  15.81  $  16.89  $  12.74   $  11.21  $   8.00
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share               12.68%  34.45%+++    14.08%    40.35%  (24.87%)     12.44%  34.05%+++   13.80%     40.13%  (25.11%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       1.03%     1.37%      1.25%     1.22%     1.05%      1.29%     1.62%     1.50%      1.47%     1.31%
                            =================================================   =================================================
Investment income--net         1.38%      .80%       .50%      .83%      .75%      1.13%      .54%      .31%       .58%      .47%
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $118,358  $ 97,557   $ 62,347  $ 54,911  $ 44,763   $467,256  $416,667  $324,125   $185,110  $160,977
                            =================================================   =================================================
Portfolio turnover           152.80%    87.71%     82.62%    42.93%    53.29%    152.80%    87.71%    82.62%     42.93%    53.29%
                            =================================================   =================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ In 2005, approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

        See Notes to Financial Statements.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Financial Highlights

Financial Highlights (continued)

The following per share
data and ratios have                            Investor B                                          Investor C
been derived from
information provided in              For the Year Ended December 31,                     For the Year Ended December 31,
the financial statements.      2006      2005      2004      2003       2002      2006      2005       2004      2003      2002
Per Share Operating Performance

Net asset value,
beginning of year           $  16.32  $  12.39   $  10.97  $   7.89  $  10.64   $  16.29  $  12.36  $  10.95   $   7.88  $  10.64
                            -------------------------------------------------   -------------------------------------------------
Investment income
(loss)--net**                    .06     (.03)      (.06)     (.02)     (.03)        .06     (.03)     (.06)      (.02)     (.03)
Realized and unrealized
gain (loss)--net              1.77++    4.12++     1.48++      3.10    (2.70)     1.77++    4.12++    1.47++       3.09    (2.70)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                      1.83      4.09       1.42      3.08    (2.73)       1.83      4.09      1.41       3.07    (2.73)
                            -------------------------------------------------   -------------------------------------------------
Less dividends and
distributions:
   Investment income--net      (.03)        --         --        --     (.02)      (.04)        --        --         --     (.03)
   Realized gain--net         (2.87)     (.16)         --        --        --     (2.95)     (.16)        --         --        --
                            -------------------------------------------------   -------------------------------------------------
Total dividends and
distributions                 (2.90)     (.16)         --        --     (.02)     (2.99)     (.16)        --         --     (.03)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $  15.25  $  16.32   $  12.39  $  10.97  $   7.89   $  15.13  $  16.29  $  12.36   $  10.95  $   7.88
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share               11.58%  33.02%+++    12.94%    39.04%  (25.72%)     11.58%  33.10%+++   12.88%     38.96%  (25.73%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       2.07%     2.37%      2.28%     2.25%     2.09%      2.06%     2.39%     2.28%      2.25%     2.09%
                            =================================================   =================================================
Investment income
(loss)--net                     .34%    (.24%)     (.58%)    (.19%)    (.31%)       .35%    (.24%)    (.54%)     (.20%)    (.30%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 77,933  $150,194   $206,842  $426,237  $415,901   $108,451  $102,973  $ 91,020   $ 98,439  $ 91,552
                            =================================================   =================================================
Portfolio turnover           152.80%    87.71%     82.62%    42.93%    53.29%    152.80%    87.71%    82.62%     42.93%    53.29%
                            =================================================   =================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ In 2005, approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

        See Notes to Financial Statements.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Financial Highlights

Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                  For the Period
                                                                                                                    January 3,
                                                                                                                  2003++++++ to
The following per share data and ratios have been derived                     For the Year Ended December 31,      December 31,
from information provided in the financial statements.                     2006           2005           2004          2003
Per Share Operating Performance

Net asset value, beginning of period                                    $      16.75   $      12.66   $      11.15   $       8.16
                                                                        ------------   ------------   ------------   ------------
Investment income--net**                                                         .15            .02            .02            .13
Realized and unrealized gain--net                                             1.83++         4.25++         1.53++           2.86
                                                                        ------------   ------------   ------------   ------------
Total from investment operations                                                1.98           4.27           1.55           2.99
                                                                        ------------   ------------   ------------   ------------
Less dividends and distributions:
   Investment income--net                                                      (.17)          (.02)          (.04)             --
   Realized gain--net                                                         (2.95)          (.16)             --             --
                                                                        ------------   ------------   ------------   ------------
Total dividends and distributions                                             (3.12)          (.18)          (.04)             --
                                                                        ------------   ------------   ------------   ------------
Net asset value, end of period                                          $      15.61   $      16.75   $      12.66   $      11.15
                                                                        ============   ============   ============   ============

Total Investment Return*

Based on net asset value per share                                            12.17%      33.75%+++         13.96%    36.64%+++++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

Expenses                                                                       1.52%          1.98%          1.68%       1.72%***
                                                                        ============   ============   ============   ============
Investment income--net                                                          .86%           .17%           .23%        .33%***
                                                                        ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)                                $      5,188   $        493   $        137         --++++
                                                                        ============   ============   ============   ============
Portfolio turnover                                                           152.80%         87.71%         82.62%         42.93%
                                                                        ============   ============   ============   ============

        * Total investment returns exclude the effects of sales charges.

       ** Based on average shares outstanding.

      *** Annualized.

       ++ Includes a redemption fee, which is less than $.01 per share.

     ++++ Amount is less than $1,000.

   ++++++ Commencement of operations.

      +++ In 2005, approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

    +++++ Aggregate total investment return.

          See Notes to Financial Statements.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Global Value Fund, Inc. was renamed BlackRock Global Value Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may vary from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares were not redesignated. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and structured notes are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,555,351 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transactions and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee that is a percentage of the management fee paid to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provides account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional                  $    5       $      5             --
Investor A                     $8,772       $105,289           $369


For the year ended December 31, 2006, MLPF&S received contingent deferred sales charges of $7,505 and $1,359 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $763 relating to transactions subject to front-end sales charge waivers in Investor A Shares. In addition, BDI received contingent deferred sales charges of $30 relating to transactions in Investor B Shares.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                 Call Center
                                                        Fees

Institutional                                         $  276
Investor A                                            $3,133
Investor B                                            $  932
Investor C                                            $  617
Class R                                               $   14


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash colla-teral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $61,008 in securities lending agent fees.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements (continued)


In addition, MLPF&S received $384,536 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $13,722 and $3,663, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $1,119,232,226 and $1,180,457,452, respectively.

Transactions in options written for the year ended December 31, 2006 were as follows:



                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                                8,583    $     2,568,642
Options closed                                  (27)           (42,039)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                 8,556    $     2,526,603
                                      ==============    ===============


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $53,758,621 and ($106,449,433) for the years ended December 31, 2006 and December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares
for the Year Ended                                               Dollar
December 31, 2006                             Shares             Amount

Shares sold                                2,971,711    $    52,910,122
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,203,024         19,107,119
                                      --------------    ---------------
Total issued                               4,174,735         72,017,241
Shares redeemed                          (2,484,702)       (43,928,571)
                                      --------------    ---------------
Net increase                               1,690,033    $    28,088,670
                                      ==============    ===============



Institutional Shares
for the Year Ended                                               Dollar
December 31, 2005                             Shares             Amount

Shares sold                                2,301,156    $    32,954,793
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              68,082          1,153,312
                                      --------------    ---------------
Total issued                               2,369,238         34,108,105
Shares redeemed                          (1,497,425)       (20,589,964)
                                      --------------    ---------------
Net increase                                 871,813    $    13,518,141
                                      ==============    ===============



Investor A Shares
for the Year Ended                                               Dollar
December 31, 2006                             Shares             Amount

Shares sold                                2,347,679    $    41,712,827
Automatic conversion of shares             2,781,079         49,201,482
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           4,235,504         66,745,886
                                      --------------    ---------------
Total issued                               9,364,262        157,660,195
Shares redeemed                          (4,474,911)       (78,615,521)
                                      --------------    ---------------
Net increase                               4,889,351    $    79,044,674
                                      ==============    ===============



Investor A Shares
for the Year Ended                                               Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  971,348    $    13,959,422
Automatic conversion of shares             4,553,307         61,751,557
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             226,159          3,808,514
                                      --------------    ---------------
Total issued                               5,750,814         79,519,493
Shares redeemed                          (6,534,508)       (88,603,467)
                                      --------------    ---------------
Net decrease                               (783,694)    $   (9,083,974)
                                      ==============    ===============



Investor B Shares
for the Year Ended                                               Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  636,035    $    10,833,946
Shares issued to shareholders in
   reinvestment of distributions             758,884         11,563,643
                                      --------------    ---------------
Total issued                               1,394,919         22,397,589
                                      --------------    ---------------
Automatic conversion of shares           (2,886,914)       (49,201,482)
Shares redeemed                          (2,599,392)       (44,283,793)
                                      --------------    ---------------
Total redeemed                           (5,486,306)       (93,485,275)
                                      --------------    ---------------
Net decrease                             (4,091,387)    $  (71,087,686)
                                      ==============    ===============



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements (continued)



Investor B Shares
for the Year Ended                                               Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  738,546    $    10,081,870
Shares issued to shareholders in
   reinvestment of distributions              77,854          1,266,691
                                      --------------    ---------------
Total issued                                 816,400         11,348,561
                                      --------------    ---------------
Automatic conversion of shares           (4,697,928)       (61,751,557)
Shares redeemed                          (3,616,828)       (47,412,670)
                                      --------------    ---------------
Total redeemed                           (8,314,756)      (109,164,227)
                                      --------------    ---------------
Net decrease                             (7,498,356)    $  (97,815,666)
                                      ==============    ===============



Investor C Shares
for the Year Ended                                               Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  833,297    $    14,192,615
Shares issued to shareholders in
   reinvestment of distributions           1,052,937         15,893,672
                                      --------------    ---------------
Total issued                               1,886,234         30,086,287
Shares redeemed                          (1,038,362)       (17,550,603)
                                      --------------    ---------------
Net increase                                 847,872    $    12,535,684
                                      ==============    ===============



Investor C Shares
for the Year Ended                                               Dollar
December 31, 2005                             Shares             Amount

Shares sold                                  341,390    $     4,785,252
Shares issued to shareholders in
   reinvestment of distributions              53,045            861,464
                                      --------------    ---------------
Total issued                                 394,435          5,646,716
Shares redeemed                          (1,436,410)       (18,968,700)
                                      --------------    ---------------
Net decrease                             (1,041,975)    $  (13,321,984)
                                      ==============    ===============



Class R Shares
for the Year Ended                                               Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  312,031    $     5,390,662
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              54,200            842,059
                                      --------------    ---------------
Total issued                                 366,231          6,232,721
Shares redeemed                             (63,277)        (1,055,442)
                                      --------------    ---------------
Net increase                                 302,954    $     5,177,279
                                      ==============    ===============



Class R Shares
for the Year Ended                                               Dollar
December 31, 2005                             Shares             Amount

Shares sold                                   32,447    $       454,977
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 335              5,587
                                      --------------    ---------------
Total issued                                  32,782            460,564
Shares redeemed                             (14,168)          (206,514)
                                      --------------    ---------------
Net increase                                  18,614    $       254,050
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.


6. Commitments:
At December 31, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $1,159,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Notes to Financial Statements (concluded)


                                          12/31/2006         12/31/2005

Distributions paid from:
   Ordinary income                    $   27,288,732    $     1,000,013
   Net long-term capital gains           106,362,209          7,312,868
                                      --------------    ---------------
Total taxable distributions           $  133,650,941    $     8,312,881
                                      ==============    ===============


As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $    15,050,052
Undistributed long-term capital gains--net                   17,470,190
                                                        ---------------
Total undistributed earnings--net                            32,520,242
Capital loss carryforward                                            --
Unrealized gains--net                                       82,853,564*
                                                        ---------------
Total accumulated earnings--net                         $   115,373,806
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain options and foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


8. Plan of Reorganization:
On November 30, 2006, the Board of Directors for BlackRock Global Value Fund, Inc. ("Global Value") approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Global Dynamic Equity Fund ("Global Dynamic") will acquire substantially all of the assets and assume substantially all of the liabilities of Global Value in exchange for newly issued shares of Global Dynamic.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Value Fund, Inc. (formerly Merrill Lynch Global Value Fund, Inc.) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Value Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

February 27, 2007



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Value Fund, Inc. during the fiscal year ended December 31, 2006:


                                                          Record Date:          July 13, 2006      December 18, 2006
                                                         Payable Date:          July 19, 2006      December 20, 2006
Qualified Dividend Income for Individuals (1)                                            100%               26.93%++
Dividends Qualifying for the Dividends Received Deduction for Corporations*            50.06%                8.36%++
Foreign Source Income                                                                      --               17.91%++
Foreign Taxes Paid Per Share                                                               --             $.013267
Short-Term Capital Gain Dividends for Non-U.S. Residents**                             50.71%               79.74%

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S.
   withholding tax for nonresident aliens and foreign corporations.

++ Expressed as a percentage of the cash distribution grossed-up for foreign taxes.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.


Additionally, the Fund distributed long-term capital gains of $.236703 per share to shareholders of record on July 13, 2006 and $2.218551 per share to shareholders of record on December 18, 2006.



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreements - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and auto-matically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreements--Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and each of BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, each an affiliate (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreements, each Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive a fee at an annual rate equal to 37% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and            present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,            Director                 Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President of
                                               the Funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof from
                                               2001 to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000
                                               to 2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") and President of
                                               Princeton Administrators, L.P. ("Princeton
                                               Administrators") from 2001 to 2006; Chief
                                               Investment Officer of OppenheimerFunds, Inc. in
                                               1999 and Executive Vice President thereof from
                                               1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his positions with BlackRock,
   Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
   Mr. Doll serves at the pleasure of the Board of Directors.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors*


Ronald W. Forbes**    Director       2000 to   Professor Emeritus of Finance, School of          47 Funds       None
P.O. Box 9095                        present   Business, State University of New York at Albany  49 Portfolios
Princeton,                                     since 2000 and Professor thereof from 1989 to
NJ 08543-9095                                  2000; International Consultant, Urban Institute,
Age: 66                                        Washington, D.C. from 1995 to 1999.


Cynthia A.            Director       2000 to   Professor, Harvard Business School since 1989;    47 Funds       Newell
Montgomery***                        present   Associate Professor, J.L. Kellogg Graduate School 49 Portfolios  Rubbermaid, Inc.
P.O. Box 9095                                  of Management, Northwestern University from                      (manufacturing)
Princeton,                                     1985 to 1989; Associate Professor, Graduate
NJ 08543-9095                                  School of Business Administration, University of
Age: 54                                        Michigan from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005; Director,
                                               McLean Hospital since 2005.


Jean Margo Reid       Director       2004 to   Self-employed consultant since 2001; Counsel of   47 Funds       None
P.O. Box 9095                        present   Alliance Capital Management (investment adviser)  49 Portfolios
Princeton,                                     in 2000; General Counsel, Director and Secretary
NJ 08543-9095                                  of Sanford C. Bernstein & Co., Inc. (investment
Age: 61                                        adviser/broker-dealer) from 1997 to 2000; Secretary,
                                               Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                               Director and Secretary of SCB, Inc. since 1998;
                                               Director and Secretary of SCB Partners, Inc. since
                                               2000; and Director of Covenant House from 2001
                                               to 2004.


Roscoe S. Suddarth    Director       2000 to   President, Middle East Institute, from 1995 to    47 Funds       None
P.O. Box 9095                        present   2001; Foreign Service Officer, United States      49 Portfolios
Princeton,                                     Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                  Minister from 1989 to 1995; Deputy Inspector
Age: 71                                        General, U.S. Department of State, from 1991 to
                                               1994; U.S. Ambassador to the Hashemite Kingdom
                                               of Jordan from 1987 to 1990.


Richard R. West       Director       1996 to   Professor of Finance from 1984 to 1995, Dean      47 Funds       Bowne &
P.O. Box 9095                        present   from 1984 to 1993 and since 1995 Dean Emeritus    49 Portfolios  Co., Inc.
Princeton,                                     of New York University's Leonard N. Stern School                 (financial
NJ 08543-9095                                  of Business Administration.                                      printers);
Age: 68                                                                                                         Vornado
                                                                                                                Realty Trust
                                                                                                                (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Board of Directors and the Audit Committee.

*** Chair of the Nominating Committee.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Officers and Directors (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1996 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,            and            and       in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011         Treasurer      1999 to   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
Age: 46                              present


Dan Chamby            Vice           2006 to   Director of BlackRock, Inc. since 2006; Director of MLIM from 2000 to 2006; Vice
P.O. Box 9011         President      present   President of MLIM from 1993 to 2000.
Princeton,
NJ 08543-9011
Age: 46


Dennis W. Stattman    Vice           2006 to   Managing Director of BlackRock, Inc. since 2006; Managing Director (Equities) of
P.O. Box 9011         President      present   MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 55


Jeffrey Hiller        Fund Chief     2004 to   Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011         Compliance     present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,            Officer                  and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                               Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
P.O. Box 9011                        present   to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                     from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
NJ 08543-9011                                  Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Global Value Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK GLOBAL VALUE FUND, INC.                             DECEMBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2006 - $37,800
                                Fiscal Year Ending December 31, 2005 - $37,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2006 - $9,535
                                Fiscal Year Ending December 31, 2005 - $7,100

           The nature of the services include tax compliance, tax advice, tax planning and income tax matters for funds operating as Foreign Institutional Investors in India.

           (d) All Other Fees - Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2006 - $3,071,450
               Fiscal Year Ending December 31, 2005 - $5,577,771

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Value Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Value Fund, Inc.


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Value Fund, Inc.


Date: February 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Value Fund, Inc.


Date: February 20, 2007